Listing Report:Supplement No. 14 dated Nov 16, 2011 to Prospectus dated Nov 08, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Nov 08, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Nov 08, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 516877
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	8.50%
Term:	60 months

Lender yield:	25.05%	Borrower rate/APR:	26.05% / 28.41%	Monthly payment:	$449.55

Lender servicing fee:	1.00%	Effective Yield*:	24.45%
		Estimated return*:	15.95%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-1991	Debt/Income ratio:	20%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$960	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	CUTigers86	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-699 (Latest)
Principal borrowed:	$7,800.00	< 31 days late:	0 ( 0% )	660-679 (Sep-2010) 640-659 (Aug-2010) 660-679 (Jul-2010) 640-659 (Jun-2010)
Principal balance:	$5,664.98	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Second Prosper Loan-multiple uses
Purpose of loan: Consolidate/Dental
Loan to-pay off 1st Prosper loan ($5700)-pay $6000(2011/12) dental(me & daughter)-pay credit cards.

My financial situation:Good
I am a good candidate for this loan-income in excess of 33% of expenses & I've been a responsible Prosper borrower.

I received my 1st loan 13 months ago(scholastic program for daughter). Payments are on time every month.

This loan repays the 1st & gets dental work done. Our Dentist/Ortho require payment prior to insurance.

This loan creates a payment of approx. $450/mo. Payoff of the 1st loan($320) & credit cards($90) leaves an extra expense of $40/mo.

Thank you to everyone for my 1st loan & to all reading this post. Please ask any questions & I'll respond quickly.

Monthly net inc.:$3520
Monthly exp.:$2260
Housing: $1300
Insur:$45
Car exp.:$0
Util.:$125
Phone/cable/internet:$95
Food/entertainment:$100
Clothing/household exp.:$100
Credit cards/other loans:$410
Other exp.:$0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$8,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$322.28

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-2000	Debt/Income ratio:	14%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,389	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	68%
		Homeownership:	No
Screen name:	sympathetic-capital2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Officer in need of assistance...
Purpose of loan:
This loan will be used to pay my open revolving credit card accounts.

My financial situation:
I am a good candidate for this loan because I have a steady flow of income with an extremely secure government occupation in law enforcement where I have been employed for over 7 years.

Monthly net income: $4,000.+
Monthly expenses: $
Housing: $1,300
Insurance: $127
Car expenses: $370
Utilities: $120
Phone, cable, internet: $327
Food, entertainment: $250
Clothing, household expenses: $150-200
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537295
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,300.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,300	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$100.16

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	2y 2m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$77	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	generator082	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
cora
Purpose of loan:
This loan will be used to...

My financial situation: is very good have a cleaning business
I am a good candidate for this loan because... I pay my bills

Monthly net income: $1500.00
Monthly expenses: $756.00
Housing: $ own home
Car expenses: $ own vehicle
Utilities: $ 100.00
Clothing, household expenses: 100.00
Other expenses: $70.00
Recieve child support monthly. $350.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 537687
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$8,750	Estimated loss*:	3.80%
Term:	60 months

Lender yield:	16.44%	Borrower rate/APR:	17.44% / 19.33%	Monthly payment:	$313.62

Lender servicing fee:	1.00%	Effective Yield*:	16.37%
		Estimated return*:	12.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Dec-1995	Debt/Income ratio:	18%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$75,548	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	five-star-return884	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MJREBELS
Purpose of loan:
This loan will be used to... Home improvements, pay off other debt

My financial situation:
I am a good candidate for this loan because... Excellent credit history
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	8.50%
Term:	36 months

Lender yield:	21.05%	Borrower rate/APR:	22.05% / 25.49%	Monthly payment:	$76.43

Lender servicing fee:	1.00%	Effective Yield*:	20.56%
		Estimated return*:	12.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1999	Debt/Income ratio:	32%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	19 / 18	Length of status:	3y 7m
Amount delinquent:	$4,223	Total credit lines:	58	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,169	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	Snavorke	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	700-719 (Latest)
Principal borrowed:	$3,100.00	< 31 days late:	0 ( 0% )	680-699 (Jun-2010) 640-659 (Mar-2007)
Principal balance:	$656.29	31+ days late:	0 ( 0% )
Total payments billed:	50
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to consolidate a credit card and car repair loan.

My financial situation:
I am a good candidate for this loan because I have a full time job as an English teacher and have been with the same school for five years. This would be my third loan with prosper; I have never missed a payment and paid off the first loan early.

Monthly net income: $ 2400
Insurance: $ 90.00
Utilities: $150.00
Phone, cable, internet: $70.00
Food, entertainment: $200
Credit cards and student loans: $ 1200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539253
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	30.60%	Borrower rate/APR:	31.60% / 35.24%	Monthly payment:	$324.99

Lender servicing fee:	1.00%	Effective Yield*:	29.20%
		Estimated return*:	14.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Aug-2006	Debt/Income ratio:	25%
Credit score:	600-619 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	7 / 4	Length of status:	6y 4m
Amount delinquent:	$21	Total credit lines:	10	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 6	Revolving credit balance:	$133	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Bankcard utilization:	17%
		Homeownership:	Yes
Screen name:	jroge1	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	32 ( 91% )	600-619 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	3 ( 9% )	520-539 (Mar-2008) 520-539 (Feb-2008) 580-599 (Dec-2007) 520-539 (Nov-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
home improvment / car repaires.
My financial situation:
my 1st prosp loan was paid off in full a couple of months early.
my bills were paid in this order. first the house, second the car, third prosper, then everything else. i want to make sure that real people get paid before the banks do.. i was a lender on prosper before they stopped letting people from indiana invest. 3 of the 4 loans i finance were discharged. i know what its like to lose money, so i make sure my lenders get paid.
Monthly net income: $2000 without overtime... for the last 6 months i have been getting between 5 & 10 hours per week of overtime.
Monthly expenses: approx $1400
Housing: $480
Insurance: $84
Car expenses: $180
Utilities: $180
Phone, cable, internet: $85
Food, entertainment: $100
Clothing, household expenses: $75
Credit cards and other loans: $90
Other expenses: $100
i am also not married and have no kids, so my exspenses are very stable.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539313
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$173.09

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jan-1988	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Not employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	11y 0m
Amount delinquent:	$57	Total credit lines:	13	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$411
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	stylish-bid9	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
stylish mom
Purpose of loan:
This loan will be used to...buy new appliances for my new home

My financial situation: Fifth Third Bank
I am a good candidate for this loan because...

Monthly net income: $3754.
Monthly expenses: $1000.00
Housing: $
Insurance: $0
Car expenses: $0
Utilities: $150.
Phone, cable, internet: $32.
Food, entertainment: $189.
Clothing, household expenses: $0
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539331
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$86.54

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1994	Debt/Income ratio:	16%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	4	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$770	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	No
Screen name:	keen-asset2	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting Over Financially
Purpose of loan: debt consolidation
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
I want to pay off my miscellaneous bills and have the ability to be financially responsible.

Monthly net income:
Monthly expenses: $
Housing:
Insurance: $
Car expenses: $
Utilities:
Phone, cable, internet:
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539343
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	9.74%	Borrower rate/APR:	10.74% / 13.54%	Monthly payment:	$489.24

Lender servicing fee:	1.00%	Effective Yield*:	9.71%
		Estimated return*:	7.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-1985	Debt/Income ratio:	15%
Credit score:	820-839 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,900	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	26%
		Homeownership:	Yes
Screen name:	studious-wampum	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	18 ( 100% )	820-839 (Latest)
Principal borrowed:	$18,000.00	< 31 days late:	0 ( 0% )	800-819 (Sep-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	18
Description
Medical Expenses
Purpose of loan:
The purpose of this loan is to pay off medical expenses that I needed to put on my credit card because the hospital would not perform my daughter's procedure without co-insurance payment up front.

My financial situation:
I am an excellent candidate for this loan because I am a fiscally responsible person with an excellent credit rating and a successful history with Prosper of applying for a loan and paying it off early. I pay all my bills on time, do not live beyond my means and do not like to be in debt so I take every measure possible to pay balances off ahead of schedule.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539351
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$261.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1983	Debt/Income ratio:	30%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	40	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$31	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	keen-reward7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Urgent Debt Consolidation
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$216.36

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1978	Debt/Income ratio:	47%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	23y 7m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,372	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	No
Screen name:	ultimate-responsibility9	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Centennial Event in Manila
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $1,760.93
Monthly expenses:
Housing: 0
Insurance: $68
Car expenses: 200
Utilities: $400
Phone, cable, internet: $300
Food, entertainment: $200
Clothing, household expenses: $200
Credit cards and other loans: $3,000
Other expenses: 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539367
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$201.43

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1991	Debt/Income ratio:	4%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	0 / 0	Length of status:	9y 11m
Amount delinquent:	$0	Total credit lines:	45	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	equitable-duty5	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal loan
Purpose of loan:
This loan will be used to...pay off new roof.

My financial situation:
I am a good candidate for this loan because...it has been over 2 years sine we filed our bankruptcy and have kept all of our bills up to date.

Monthly net income: $5000.00
Monthly expenses: $3000.00
Housing: $1410.00
Insurance: $0.00
Car expenses: $50.00
Utilities: $480.00
Phone, cable, internet: $285.00
Food, entertainment: $400.00
Clothing, household expenses: $50.00
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$11,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,700	Estimated loss*:	5.20%
Term:	36 months

Lender yield:	15.19%	Borrower rate/APR:	16.19% / 19.09%	Monthly payment:	$387.76

Lender servicing fee:	1.00%	Effective Yield*:	14.93%
		Estimated return*:	9.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-1999	Debt/Income ratio:	12%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	4y 5m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$40,205	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	treasure-promiser1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	7 ( 100% )	660-679 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	0 ( 0% )	740-759 (Mar-2011)
Principal balance:	$13,836.66	31+ days late:	0 ( 0% )
Total payments billed:	7
Description
Working Capital Needed
Purpose of loan:
This loan will be used to to expand inventory for growth and make website improvements that will allow us to generate revenues other than sales of product.

My financial situation:

DragonSlayerOnline.com was started in February of 2011 and is now generating sales up to $11,000 per month with a profit margin of 20%-30%. I have personally invested over $50,000 and I am determined to grow the company to be a competitor with other game sites that sale millions per year. This is a side business for me right now, as I am gainfully employed as a petroleum engineer.

Monthly net income: $12,000 plus Bonus

Monthly expenses:

Housing: $2,500
Insurance: $300
Car expenses: $600
Utilities: $300
Phone, cable, internet: $200
Food, entertainment: $1000
Clothing, household expenses: $350
Credit cards and other loans: $1500
Other expenses: $2000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539409
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	20.51%	Borrower rate/APR:	21.51% / 23.48%	Monthly payment:	$355.43

Lender servicing fee:	1.00%	Effective Yield*:	20.15%
		Estimated return*:	14.20%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1990	Debt/Income ratio:	17%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	17y 3m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,093	Stated income:	$100,000+
Delinquencies in last 7y:	7	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	noahs27	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating higher cost debt
Purpose of the loan is to consolidate and get out of debt faster and saving some interest. I'm already making payments - you can make the interest.

I'm a safe bet for this loan as I have never defaulted on a loan and not willing to start now. Financial outlook is positive - professional career and solid, stable environment.

Net income per month: $6,400

Expenses:

Housing: $1000
Utilities: $500
Media: $120
Groceries: $500
Clothing self and kids: $500
Other cards: $600 (consolidating these; already making the payments)
Insurance/taxes: $600
Auto: paid off; $200 fuel
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$282.00

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2003	Debt/Income ratio:	9%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	9y 5m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$434	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	15%
		Homeownership:	No
Screen name:	intuitive-cash7	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Soldier wants to build more credit
Purpose of loan:
This loan will be used to get liposuction after having my son before I deployed to afghanistan. I am also trying to build up my credit even more.

My financial situation:
I am a good candidate for this loan because I am a very good money manager. Also regardless of the situation you will get your money because I am in the military and just came back from my fourth deployment.

Monthly net income: $5,000
Monthly expenses: $
Housing: $600.00
Insurance: $85.32
Car expenses: $270.39
Utilities: $125
Phone, cable, internet: $250
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $100
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539417
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	8y 2m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$99	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	abundant-exchange	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PERSONAL LOAN
Purpose of loan:
This loan will be used to...personal use

My financial situation:
I am a good candidate for this loan because...
approved thru loan from credit union. paid off within 6mo/ zero balance

Monthly net income: $3,000
Monthly expenses: $200
Housing: $0 live w/relatives
Insurance: $50
Car expenses: $0
Utilities: $0
Phone, cable, internet: $100
Food, entertainment: $100
Clothing, household expenses: $25
Credit cards and other loans: $25
Other expenses: $20
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539449
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-1987	Debt/Income ratio:	246%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	3	Current / open credit lines:	11 / 10	Length of status:	32y 0m
Amount delinquent:	$2,278	Total credit lines:	41	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,258	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	vivacious-contract1	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
grannyg
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 12,000
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539461
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$100.71

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-2003	Debt/Income ratio:	8%
Credit score:	640-659 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	9y 6m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$112	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Bankcard utilization:	22%
		Homeownership:	No
Screen name:	the-numero-uno8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting ahead of the game
Purpose of loan:
This loan will be used to pay off all of my bills and have one payment that will help keep my credit rating good.

My financial situation:
I am a good candidate for this loan because I am on time with all of my payments. I also have raised my credit score a tremendous amount but I do not have much revolving credit to maintain.

Monthly net income: $2000.00
Monthly expenses: $
Housing: $ 645
Insurance: $ 115
Car expenses: $0
Utilities: $145
Phone, cable, internet: $74
Food, entertainment: $75
Clothing, household expenses: $30
Credit cards and other loans: $600
Other expenses: $15
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	10.50%
Term:	36 months

Lender yield:	24.74%	Borrower rate/APR:	25.74% / 29.25%	Monthly payment:	$240.91

Lender servicing fee:	1.00%	Effective Yield*:	24.13%
		Estimated return*:	13.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1991	Debt/Income ratio:	14%
Credit score:	620-639 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	4y 6m
Amount delinquent:	$0	Total credit lines:	47	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$12,433	Stated income:	$100,000+
Delinquencies in last 7y:	32	Bankcard utilization:	96%
		Homeownership:	No
Screen name:	visionary-dinero2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	660-679 (Sep-2010)
Principal balance:	$2,995.45	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Looking to Consolidate Debt
Purpose of loan:
This loan will be used to consolidate higher interest credit cards and medical bills.

My financial situation:
I am a good candidate for this loan because I am a home owner and have a stable work history where I make a great income.

Monthly net income: $6500
Monthly expenses: $4250
Housing: $ 1850
Insurance: $100
Car expenses: $500
Utilities: $200
Phone, cable, internet: $100
Food, entertainment: $400
Clothing, household expenses: $100
Credit cards and other loans: $300
Other expenses: $700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.64%	Borrower rate/APR:	17.64% / 20.56%	Monthly payment:	$215.83

Lender servicing fee:	1.00%	Effective Yield*:	16.35%
		Estimated return*:	10.40%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1984	Debt/Income ratio:	4%
Credit score:	660-679 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	18y 6m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$202	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	50	Bankcard utilization:	13%
		Homeownership:	No
Screen name:	rate-firestarter6	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Request
Purpose of loan:
This loan will be used for a medical procedure.

My financial situation:
I am a good candidate for this loan because...
I have always had a strong history of re-payment and high credit scores. I had to file for bankruptcy due to failure in my real estate business, which was tied to the overall, dramatic decline in the real estate market.

Monthly net income: $5600
Monthly expenses: $
Housing: $1,400
Insurance: $150
Car expenses: $600
Utilities: $450
Phone, cable, internet: $200
Food, entertainment: $600
Clothing, household expenses: $100
Credit cards and other loans: $100
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$9,800	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.64%	Borrower rate/APR:	17.64% / 20.56%	Monthly payment:	$503.61

Lender servicing fee:	1.00%	Effective Yield*:	16.35%
		Estimated return*:	10.40%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-2007	Debt/Income ratio:	8%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,928	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	payout-fir316	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
backyard loan
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 9,000
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539521
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$241.71

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1996	Debt/Income ratio:	18%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	18y 10m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$8,696	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	wealth-association6	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
project coordinator
Purpose of loan:
This loan will be used to...purchase a work van for work

My financial situation: is very good
I am a good candidate for this loan because...i pay my bills on time

Monthly net income: $3,200.00
Monthly expenses: $1,200.00
Housing: $830.00
Insurance: $0
Car expenses: $
Utilities: $90.00
Phone, cable, internet: $70
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $120.00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539539
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$108.87

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	12 / 11	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,095	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	50%
		Homeownership:	Yes
Screen name:	impartial-dedication385	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Hawley Area Financial Management
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539557
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$120.86

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1985	Debt/Income ratio:	13%
Credit score:	780-799 (Nov-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	22y 4m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$57	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	auction-scrutinzer4	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HVAC Tech
Purpose of loan:
This loan will be used to...personal

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3400
Monthly expenses: $ 100
Housing: $728
Insurance: $100
Car expenses: $20
Utilities: $180
Phone, cable, internet: $140
Food, entertainment: $60
Clothing, household expenses: $0
Credit cards and other loans: $100
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538018
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Jan-1995	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,711	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	6%
		Homeownership:	No
Screen name:	pure-fund468	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $1390
Monthly expenses: $
Housing: $400
Insurance: $30
Car expenses: $168
Utilities: $40
Phone, cable, internet: $95
Food, entertainment: $
Clothing, household expenses: $30
Credit cards and other loans: $130
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 538870
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	9.74%	Borrower rate/APR:	10.74% / 13.54%	Monthly payment:	$260.93

Lender servicing fee:	1.00%	Effective Yield*:	9.71%
		Estimated return*:	7.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1993	Debt/Income ratio:	8%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 2	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,542	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	Kobalos	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	34 ( 100% )	720-739 (Latest)
Principal borrowed:	$13,500.00	< 31 days late:	0 ( 0% )	820-839 (Jul-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Reconsolidation and Simplification
Purpose of loan:
This loan will be used to reconsolidate and simplify my debt situation before going overseas for a six-month period. Taking this loan now enables me to finish off some debt from an earlier surgery and put all of my consumer debt in two accounts before I leave.

My financial situation:
I am a good candidate for this loan because the abovementioned overseas trip will entail bonus pay, and is an assignment from my current employer. So there will be no interruption in pay status, and with the additional income from bonus pay, I can pay off the loan ahead of schedule.

At am not at liberty to discuss the nature of my work or the special assignment, but other than a two-year stint as a contractor, I have been working with this employer since 1993.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$237.99

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-2004	Debt/Income ratio:	22%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	1y 11m
Amount delinquent:	$271	Total credit lines:	7	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	2	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	currency-meadow9	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $1300
Monthly expenses: $400
Housing: $400
Insurance: $
Car expenses: $271
Utilities: $80
Phone, cable, internet: $80
Food, entertainment: $
Clothing, household expenses: $50
Credit cards and other loans: $50
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	10.50%
Term:	36 months

Lender yield:	24.74%	Borrower rate/APR:	25.74% / 29.25%	Monthly payment:	$381.45

Lender servicing fee:	1.00%	Effective Yield*:	24.13%
		Estimated return*:	13.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-2000	Debt/Income ratio:	75%
Credit score:	620-639 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	22 / 22	Length of status:	7y 4m
Amount delinquent:	$0	Total credit lines:	46	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$31,835	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	flexible-responsibility276	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-639 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	720-739 (Mar-2010)
Principal balance:	$4,011.50	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
Second Time Prosper Borrower
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539296
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	9.74%	Borrower rate/APR:	10.74% / 13.54%	Monthly payment:	$130.46

Lender servicing fee:	1.00%	Effective Yield*:	9.71%
		Estimated return*:	7.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-2000	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,972	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	27%
		Homeownership:	Yes
Screen name:	dudebrah	Borrower's state:	California	Borrower's group:	Socorro Capital Partners
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	24 ( 100% )	780-799 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	720-739 (Apr-2010) 760-779 (Sep-2009)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	24
Description
3rd Loan Re-Invest
Purpose of loan:
This loan will be used to re-invest

My financial situation:
I am a good candidate for this loan because I make plenty of money and im only taking this loan to invest with.

Income $5,000
Home $1,100
Cars $500
Food, ect 400
Credit payments- $300
Fun-$300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539316
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-2005	Debt/Income ratio:	9%
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	7y 3m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$87	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	Yes
Screen name:	vigilance-wasp0	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Purchase
Plan to purchase investment property at 18k. We have 8k and 15k for repairs roof/HVAC/plumbing and need 10k. Home is a forclosure and vandalized, thus the 18k price tag. Similar properties within 1 mile radius sell between 75k-95k in last 6 months. Rent for the area 850/M-950/M.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.54%	Borrower rate/APR:	13.54% / 16.39%	Monthly payment:	$848.87

Lender servicing fee:	1.00%	Effective Yield*:	12.50%
		Estimated return*:	8.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jul-1987	Debt/Income ratio:	11%
Credit score:	780-799 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	3y 6m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,659	Stated income:	$100,000+
Delinquencies in last 7y:	4	Bankcard utilization:	24%
		Homeownership:	Yes
Screen name:	basis-network4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvment
Purpose of loan:
This loan will be used to...
We are adding a spa and a heater to our pool.

My financial situation:
I am a good candidate for this loan because...

I have an excellent credit rating and pay all of my bills on time.

I cannot get an equity line because of the value of my home vs what I owe. We make enough money to manage this loan and would hope to pay it off sooner rather than later.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539340
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.64%	Borrower rate/APR:	17.64% / 20.56%	Monthly payment:	$359.72

Lender servicing fee:	1.00%	Effective Yield*:	16.35%
		Estimated return*:	10.40%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1999	Debt/Income ratio:	11%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$34,203	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	87%
		Homeownership:	Yes
Screen name:	wonderful-return655	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
cash fix
Purpose of loan:
This loan will be used to consolidate debt and provide short term cash needs

My financial situation:
I am a good candidate for this loan because I am employed and have been for 20 years and my income has gone up every year and will continue to do so.

Monthly net income: $ 15000
Monthly expenses: $ 10000
Housing: $ 4500
Insurance: $ 300
Car expenses: $ 600
Utilities: $ 400
Phone, cable, internet: $ 180
Food, entertainment: $ 1500
Clothing, household expenses: $ 500
Credit cards and other loans: $ 1200
Other expenses: $ 800
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539346
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$108.18

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-2006	Debt/Income ratio:	24%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,785	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	71%
		Homeownership:	No
Screen name:	exact-diversification2	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ms. c
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$302.90

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1980	Debt/Income ratio:	31%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 21	Length of status:	11y 5m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$374,146	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	first-forthright-liberty	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wdstacker
Purpose of loan: carry me over to Feb. 2012 when I can cash in stock options
This loan will be used to...pay some bills and provide a cushion until Feb. 2012

I am a good candidate for this loan because...I have never missed a payment or forfeited on a loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$108.87

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jun-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,841	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	Yes
Screen name:	kimmie1102	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal0530
Purpose of loan:
This loan will be used to

My financial situation:
I am a good candidate for this loan because

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	2.00%
Term:	36 months

Lender yield:	9.74%	Borrower rate/APR:	10.74% / 13.54%	Monthly payment:	$195.69

Lender servicing fee:	1.00%	Effective Yield*:	9.71%
		Estimated return*:	7.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1976	Debt/Income ratio:	24%
Credit score:	740-759 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 15	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	38	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,340	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	repayment-quest	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	740-759 (Latest)
Principal borrowed:	$22,000.00	< 31 days late:	0 ( 0% )	760-779 (Feb-2010)
Principal balance:	$11,048.12	31+ days late:	0 ( 0% )
Total payments billed:	20
Description
Debt Consolidation
Purpose of loan:
This loan will be used to pay off my high interest rate credit card

My financial situation:
I am a good candidate for this loan because I have always paid all of my debts in a timely manner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$120.86

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Aug-2004	Debt/Income ratio:	15%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 9m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$571	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	orderly-dough2	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ms.
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.54%	Borrower rate/APR:	13.54% / 16.39%	Monthly payment:	$679.09

Lender servicing fee:	1.00%	Effective Yield*:	12.50%
		Estimated return*:	8.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1972	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$22,255	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	39%
		Homeownership:	No
Screen name:	restless-peace279	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Renovation and Debt
Purpose of loan: Home Renovation Long Overdue and Debt Consolidation
This loan will be used to...renovate my home that is long overdue and consolidate a student loan I have for my daughter to one payment.

My financial situation:
I am a good candidate for this loan because my credit is excellent. I rarely take out any credit and when I do I pay it off immediately. Often sooner than the terms require. My home and vehicles are all paid for already. This loan comes at a perfect time to renovate my home as my children are all out of the house and the house needs updating. I also want to take a student loan for my daughter out of her hands and get it paid off with this renovating process.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539406
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Sep-2000	Debt/Income ratio:	13%
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	6y 8m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,629	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	75%
		Homeownership:	Yes
Screen name:	handy-diversification3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvements
Purpose of loan:
This loan will be used to...Re-do bathroom

My financial situation:
I am a good candidate for this loan because...I make a good living and won't have a problem paying the monthly payments.

Monthly net income: $8260.00
Monthly expenses: $300.
Housing: $1912.
Insurance: $100.
Car expenses: $300.
Utilities: $100.
Phone, cable, internet: $84.
Food, entertainment: $200.
Clothing, household expenses: $0
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,800.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,060	Estimated loss*:	10.70%
Term:	12 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 34.11%	Monthly payment:	$551.23

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	12.70%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1974	Debt/Income ratio:	23%
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	6 / 3	Length of status:	13y 8m
Amount delinquent:	$726	Total credit lines:	9	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,313	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	51%
		Homeownership:	No
Screen name:	repayment-chorus4	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
RICH
Purpose of loan: BUSINESS
This loan will be used to...PURCHASRING A SMALL COMPANY

My financial situation: IN GOOD STANDINGS
I am a good candidate for this loan because... I'M A PROFICIENT CUSTOMER

Monthly net income: $5900
Monthly expenses: $900
Housing: $1400
Insurance: $350
Car expenses: $440
Utilities: $210
Phone, cable, internet: $140
Food, entertainment: $260
Clothing, household expenses: $160
Credit cards and other loans: $190
Other expenses: $110
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539424
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.64%	Borrower rate/APR:	17.64% / 20.56%	Monthly payment:	$233.82

Lender servicing fee:	1.00%	Effective Yield*:	16.35%
		Estimated return*:	10.40%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1992	Debt/Income ratio:	33%
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	0y 3m
Amount delinquent:	$0	Total credit lines:	34	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,221	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	moneyarella0	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Moneyarell0
Purpose of loan: bill consolidation
This loan will be used to...pay off credit card debt

My financial situation: ok
I am a good candidate for this loan because...I pay my bills

Monthly net income: $
Monthly expenses: $
Housing: $850.00
Insurance: $112.00
Car expenses: $
Utilities: $75.00
Phone, cable, internet: $55.00
Food, entertainment: $200.00
Clothing, household expenses: $
Credit cards and other loans: $175.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,750.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$4,025	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.64%	Borrower rate/APR:	17.64% / 20.56%	Monthly payment:	$206.84

Lender servicing fee:	1.00%	Effective Yield*:	16.35%
		Estimated return*:	10.40%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-2004	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	0y 7m
Amount delinquent:	$0	Total credit lines:	8	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,618
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	No
Screen name:	platinum-superstar1	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
lawyer payment
Purpose of loan:
This loan will be used to...pay for lawyer services

My financial situation:
I am a good candidate for this loan because...I am always willing to pay my bills on time even if its the minimum balance.

Monthly net income: $2500
Monthly expenses: $0
Housing: $750
Insurance: $35.00
Car expenses: $100
Utilities: $100
Phone, cable, internet: $100
Food, entertainment: $0
Clothing, household expenses: $0
Credit cards and other loans: $50
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539476
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	30.60%	Borrower rate/APR:	31.60% / 35.24%	Monthly payment:	$324.99

Lender servicing fee:	1.00%	Effective Yield*:	29.20%
		Estimated return*:	14.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1999	Debt/Income ratio:	23%
Credit score:	620-639 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	6y 7m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$1,189	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	Freedomforme16	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	620-639 (Latest)
Principal borrowed:	$7,000.00	< 31 days late:	0 ( 0% )	640-659 (Feb-2011) 540-559 (Dec-2007)
Principal balance:	$4,485.03	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Build Rental unit in basement
Purpose of loan:
This loan will be used to... Build rental unit in basement for additional income

My financial situation:
I am a good candidate for this loan because... I pay my bills! Positive cash flow thru rental.

Monthly net income: $1200
Monthly expenses: 1200
Housing: $700
Insurance: $65
Car expenses: $
Utilities: $100.
Phone, cable, internet: $35.
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $300.00
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	AA	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	1.50%
Term:	36 months

Lender yield:	7.54%	Borrower rate/APR:	8.54% / 8.88%	Monthly payment:	$63.17

Lender servicing fee:	1.00%	Effective Yield*:	7.54%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Feb-1973	Debt/Income ratio:	18%
Credit score:	820-839 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	8y 5m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,404	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	Yes
Screen name:	impartial-felicity9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
card
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539494
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,200	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	30.60%	Borrower rate/APR:	31.60% / 35.24%	Monthly payment:	$260.00

Lender servicing fee:	1.00%	Effective Yield*:	29.20%
		Estimated return*:	14.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Feb-1994	Debt/Income ratio:	30%
Credit score:	620-639 (Nov-2011)	Inquiries last 6m:	6	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	25y 8m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$66,737	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	myfoursons4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	59 ( 100% )	620-639 (Latest)
Principal borrowed:	$8,000.00	< 31 days late:	0 ( 0% )	640-659 (Jul-2010) 560-579 (Jan-2008) 660-679 (Nov-2007) 680-699 (Sep-2006)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	59
Description
2 previous loans paid in full
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $6000
Monthly expenses: $4000
Housing: $2000
Insurance: $188.00
Car expenses: $270.00
Utilities: $100.00
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539506
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1993	Debt/Income ratio:	18%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	11 / 7	Length of status:	7y 5m
Amount delinquent:	$438	Total credit lines:	40	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,942	Stated income:	$100,000+
Delinquencies in last 7y:	39	Bankcard utilization:	71%
		Homeownership:	Yes
Screen name:	riveting-peso4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Riveting-peso4
Purpose of loan: Home remodeling
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 7650
Monthly expenses: $ 5300
Housing: $ 3080
Insurance: $ 150
Car expenses: $ 800
Utilities: $ 400
Phone, cable, internet: $ 120
Food, entertainment: $ 400
Clothing, household expenses: $ 200
Credit cards and other loans: $ 150
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539524
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.90%
Term:	36 months

Lender yield:	30.60%	Borrower rate/APR:	31.60% / 35.24%	Monthly payment:	$324.99

Lender servicing fee:	1.00%	Effective Yield*:	29.20%
		Estimated return*:	14.30%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-639 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	17 / 17	Length of status:	0y 0m
Amount delinquent:	$71	Total credit lines:	43	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$24,449	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	kspre	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	33 ( 100% )	620-639 (Latest)
Principal borrowed:	$9,000.00	< 31 days late:	0 ( 0% )	680-699 (Apr-2007)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	33
Description
Coffee Equipment for Startup
Used to open a coffee shop. Only needs coffee equipment to open.

Amissa Cafe
6315 Mckinley Ave
Tacoma, WA 98404
Hours of Ops.: 6am - 4pm seven days per week
http://www.facebook.com/pages/Amissa-Cafe/141976195904044

Coffee-based drinks, Italian sodas, pastries and croissants.

Revenue Forecast:

Customers: 20/day
Cost to produce one coffee drink 12oz. (coffee, syrup, milk, cup, lid): $0.73
Sale Price: $2.75
Net Daily: $2.02 x 20 = $40.4
Monthly Net: $1212

Rent: $100 ? building wholly owned by parents.

About me:

MBA - Marketing: Florida Institute of Tech.
B.A. - Poli.Sci.: U. of Wash.

Manager - AMC Theatres, July 2008 to Aug. 2011.
Worked several positions which included Food and Beverage Operations, Administration and Human Resources.

Team Leader ? Target, Dec. 2003 to July 2008
Received 2 promotions and helped increase sales in each area which I worked.

Industry training from Louia's Cafe (www.louisascafe.com) since May 2011.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1995	Debt/Income ratio:	20%
Credit score:	700-719 (Nov-2011)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	24 / 22	Length of status:	10y 1m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$40,515	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	79%
		Homeownership:	Yes
Screen name:	green-rupee-accruer	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Distribution of Wholesale Goods
Purpose of loan:
This loan will be used to..expand distribution business.

My financial situation:
I am a good candidate for this loan because...I have already been successful in the distribution of wholesale goods.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1992	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	12y 2m
Amount delinquent:	$0	Total credit lines:	44	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$28,345	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	Yes
Screen name:	consummate-diversification8	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
lungs
Purpose of loan:
This loan will be used to...consolidate bills

My financial situation: city national bank
I am a good candidate for this loan because...
have been employed for many years and I pay my bills off
I just got involved with pay day loans I just want to consolidate them and make one monthy payment not biweekly payments

Monthly net income: $10,00 to 15,000.00
Monthly expenses: $7,000.00
Housing: $2,000
Insurance: $300.00
Car expenses: $200
Utilities: $1,000.00
Phone, cable, internet: $70.00
Food, entertainment: $700
Clothing, household expenses: $
Credit cards and other loans: $1,200.00
Other expenses: $
4,000.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539542
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$161.14

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-1965	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Nov-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$17,447	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	51%
		Homeownership:	Yes
Screen name:	asset-announcer	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Saving a little bit of interest
The title basically sums it up. I'm trying to pay off a little bit of credit card debt (Only around $3,500 or so), and I can fund that from here more cheaply than the interest rates that my creditors are charging me. My cost of living here in the Southeast is relatively low, and making my monthly obligations to you, my lenders, should be fairly effortless, but you're doing me a favor when I project my payments out over the next couple of years. Thanks in advance for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 539554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.64%	Borrower rate/APR:	17.64% / 20.56%	Monthly payment:	$431.66

Lender servicing fee:	1.00%	Effective Yield*:	16.35%
		Estimated return*:	10.40%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-2003	Debt/Income ratio:	7%
Credit score:	680-699 (Nov-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	9y 10m
Amount delinquent:	$508	Total credit lines:	8	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,733	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	transformer339	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for an auto purchase
Purpose of loan: Buying a New Car

My financial situation:
I am a good candidate for this loan because..Well I am new to prosper.com and I have a good credit score for my age (24) and have never been late on any payment nor defaulted on any debt that I have taken responsibility for. I also will never overextend my self with an obligation that I might not be able to repay. I also work with my family and have been doing so for the past 10 years with a steady income and now I want to reward myself for working as hard as I do with buying a new car. This money will be combined with $10,000 that I have saved for this purchase. I will most likely be paying this loan off early.Thank you!

Monthly net income: $ 7,500
Monthly expenses: $ 500
Housing: $ 1100
Insurance: $ 125
Car expenses: $ 100
Utilities: $ 200
Phone, cable, internet: $ 110
Food, entertainment: $ 500
Clothing, household expenses: $ 200
Credit cards and other loans: $ 350
Information in the Description is not verified.